QUARTERLY FINANCIAL DATA (UNAUDITED) (Tables)	12 Months Ended
Feb. 03, 2013
QUARTERLY FINANCIAL DATA (UNAUDITED)
Summary of Quarterly Consolidated Results of Operations

The following is a summary of the quarterly consolidated results of operations for the fiscal years ended February 3, 2013 and January 29, 2012 (amounts in millions):

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	TOTAL
Fiscal Year 2012
Net sales	$1,836	$2,059	$2,146	$1,994	$8,035
Gross profit	523	594	616	587	2,320
Loss from continuing operations	(376)	(56)	(53)	(714)	(1,199)
Net income (loss)	(360)	(56)	(50)	(713)	(1,179)
Fiscal Year 2011
Net sales	$1,608	$1,875	$1,893	$1,652	$7,028
Gross profit	460	533	535	486	2,014
Loss from continuing operations	(169)	(108)	(119)	(167)	(563)
Net income (loss)	(164)	(101)	(105)	(173)	(543)